                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in, or made part of, this Post-effective Amendment No. 1 to Registration Statement No. 333-10675.



                                          LUND KOEHLER COX & COMPANY, PLLP



Minneapolis, Minnesota


May 14, 1997